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                                                                    Exhibit 23.2

                         Consent of Independent Auditors

We consent to the incorporation by reference in Registration Statements No. 333-60970, 333-16865, 333-20651 and 033-66034 on Form S-3 and in Registration
Statements No. 333-98581, 33-85940, 333-53566, 333-31067, 333-64910, 333-66770
and 333-81403 on Form S-8 of Swift Transportation Co., Inc. of our report dated February 1, 2001 (relating to the 2000 consolidated financial statements of M.S. Carriers, Inc. not presented separately therein) appearing in this Form 10-K.


                                                           /s/ Ernst & Young LLP

Memphis, Tennessee
March 26, 2003